ITEM 77Q3
AMENDMENT #6 TO DISTRIBUTION AGREEMENT

This AMENDMENT #6, effective as of June 28, 2013, is made to the Distribution Agreement dated March 31, 2009 ("Agreement") between Munder Series Trust ("MST") ("Company") and Funds Distributor, LLC ("Distributor").

	WHEREAS, on May 14, 2013, the Board of Trustees of MST ratified and approved the creation of the Munder Emerging Markets Small-Cap Fund; and

	WHEREAS, the Company and the Distributor desire to amend the Agreement to document these events.
	NOW THEREFORE, in consideration of the promises and covenants contained herein and other good and valuable consideration, the Companies and the Distributor agree to amend the Agreement as follows:

1.	Schedule A is hereby replaced in its entirety with the attached
Schedule A.

2.	Schedule B is hereby replaced in its entirety with the attached
Schedule B.

	IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers, as of the day and year first above written.

Munder Series Trust 				Funds Distributor, LLC


By:  	/s/ Stephen J. Shenkenberg		By:  	/s/ Mark Fairbanks
Name:  Stephen J. Shenkenberg			Name:  Mark Fairbanks
Title:  Vice President, Secretary, CCO & CLO	Title:  	President


Dated:  June 28, 2013

DISTRIBUTION AGREEMENT
SCHEDULE A

LIST OF FUNDS

Munder Series Trust
Munder Bond Fund
Munder Emerging Markets Small-Cap Fund
Munder Growth Opportunities Fund
Munder Index 500 Fund
Munder Integrity Mid-Cap Value Fund
Munder Integrity Small/Mid-Cap Value Fund
Munder International Fund-Core Equity
Munder International Small-Cap Fund
Munder Micro-Cap Equity Fund
Munder Mid-Cap Core Growth Fund
Munder Veracity Small-Cap Value Fund





DISTRIBUTION AGREEMENT
SCHEDULE B

THE MUNDER FUNDS

Combined Distribution And Service Plan

May 14, 2013

WHEREAS, Munder Series Trust ("MST") engages in business as an open-end investment company and is registered with the Securities and Exchange Commission ("SEC") as such under the Investment Company Act of 1940, as amended ("1940 Act");

WHEREAS, shares of common stock or shares of beneficial interest of MST are currently divided into separate investment portfolios ("Funds");
WHEREAS, shares of common stock or beneficial interest of the Funds are currently divided into one or more of the following classes of shares: Class A, Class B, Class C, Class R, which may charge 12b-1 fees, and Class K, which may charge shareholder servicing fees;

WHEREAS, MST employs Funds Distributor, LLC ("Distributor") as distributor of the securities of which it is the issuer;

WHEREAS, MST or its predecessors in interest, on behalf of the Funds, either directly or through the Distributor, has entered into distribution and/or shareholder servicing agreements, including Dealer Agreements, with various service organizations ("Service Organizations") pursuant to which the Service Organizations will make available and/or provide various services to certain classes of shares of the Funds;

WHEREAS, MFI, The Munder Framlington Funds Trust ("MFFT"), The Munder Funds Trust ("MFT") and St. Clair Funds, Inc. ("St. Clair") previously adopted a Combined Distribution and Service Plan, as amended through May 9, 2003, which represented the combination of various Service Plans and Distribution and Service Plans for each of the portfolios of MFI, MFFT, MFT and St. Clair ("Pre-Reorganization Plan");

WHEREAS, MST adopted a Distribution and Service Plan ("MST Plan") on February 11, 2003 for each of its classes of shares, which was intended to replace the Pre-Reorganization Plan following the reorganization of all of the portfolios of MFI, MFFT, MFT and St. Clair into corresponding series of MST;

WHEREAS, certain portfolios of MFI and MFFT did not receive sufficient shareholder approval to be reorganized into series of MST;

WHEREAS, the terms of the Pre-Reorganization Plan and MST Plan were substantially similar in all material respects, and MST on behalf of the Funds combined the two Plans into a single Combined Distribution and Service Plan ("Combined Plan") on June 13, 2003;

WHEREAS, on August 12, 2003, the Board of MST, MFI and MFFT approved the addition of Class R Shares as a new class of shares for the Funds; WHEREAS, on August 18, 2003, the Munder U.S. Treasury Money Market was liquidated;

WHEREAS, Maryland law was amended to permit the reorganization of each of the remaining portfolios of MFI with and into series of MST without shareholder approval;

WHEREAS, the Board of Directors of MFI approved an Agreement and Plan of Reorganization and Redomiciliation, dated as of August 12, 2003, pursuant to which each of the remaining series of MFI were reorganized with and into a corresponding series of MST on October 30, 2003; and

WHEREAS, on October 31, 2003, Class II shares were converted and/or reclassified as Class C shares;

WHEREAS, on May 18, 2004, Preferred (Y-2) shares and Investor (Y-3) shares were abolished by the Board of Trustees of MST;

WHEREAS, on November 9, 2004, the Board of Trustees of MST approved two Agreements and Plans of Reorganization, each dated as of November 9, 2004, pursuant to which the International Growth Fund and Emerging Markets Fund were reorganized with and into the International Equity Fund on February 4, 2005, and the Small Company Growth Fund was reorganized with and into the Micro-Cap Equity Fund on February 25, 2005;

WHEREAS, on December 13, 2004, the Institutional Government Money Market Fund was liquidated;

WHEREAS, on February 8, 2005, the Board of Trustees of MFFT approved the change of the name of The Munder Framlington Funds Trust to Munder Series Trust II;

WHEREAS, on May 17, 2005, the Board of Trustees of MST approved (i) the addition of a new series to MST, namely the Munder Small-Mid Cap Fund, which offers
Class A, Class B, Class C, Class R, Class K and Class Y shares; and (ii) changes in the names of the Munder NetNet Fund to Munder Internet Fund, Munder Future Technology Fund to Munder Technology Fund, Munder MidCap Select Fund to Munder Mid-Cap Core Growth Fund and Munder Multi-Season Growth Fund to Munder
Large-Cap Core Growth Fund;

WHEREAS, on May 17, 2005, the Board of Trustees of MST approved two Agreements and Plans of Reorganization, each dated as of May 17, 2005, pursuant to which the U.S. Government Income Fund was reorganized with and into the Bond Fund on August 12, 2005 and the Tax-Free Bond Fund was reorganized with and into the Tax-Free Short & Intermediate Bond Fund on August 12, 2005;

WHEREAS, on September 26, 2005, Class K shares of the Institutional Money Market Fund (formerly known as "Munder Institutional Money Market Fund") were renamed Comerica Class K shares;

WHEREAS, on February 14, 2006, the Board of Trustees of MST approved a change in the name of the Munder Power Plus Fund to the Munder Energy Fund;

WHEREAS, on March 17, 2006, the Michigan Tax-Free Bond Fund was liquidated;

WHEREAS, effective May 18, 2006, the Board of Trustees of MST approved a change in the name of the Munder Balanced Fund to Munder Asset Allocation Fund-Balanced;

WHEREAS, effective June 19, 2007, the Board of Trustees of MST approved a change in the name of the Munder Large-Cap Core Growth Fund to Munder Large-Cap Growth Fund;

WHEREAS, on August 14, 2007, the Board of Trustees of MST approved the addition of four new series of MST, namely the Munder International Fund-Core Equity, which will initially offer Class A, Class C, Class Y and Class I shares and later offer Class K and Class R shares, the Munder International Small-Mid Cap Fund, which will initially offer Class A, Class C, Class Y and Class I shares and later offer Class K and Class R shares, the Munder Mid-Cap Value Fund, which will offer Class A, Class C, Class C, Class R and Class Y shares, and the Munder Small-Mid Cap 130/30 Fund, which will offer Class A, Class C,
Class K, Class R, Class Y and Class I shares;

	WHEREAS, on May 13, 2008, the Board of Trustees of MST ratified and approved the addition of a new series of MST, namely the Munder Multi-Cap Growth Fund, which will offer Class A, Class C, Class K, Class R, Class Y and Class I shares;

	WHEREAS, on June 13, 2008, the Munder Intermediate Bond Fund was merged with and into the Munder Bond Fund;

WHEREAS, on June 27, 2008, the Munder International Bond Fund and Munder Real Estate Equity Investment Fund were liquidated;

WHEREAS, on November 18, 2008, the Board of Trustees of MST ratified and approved a change in the name of the Munder International Small-Mid Cap Fund to Munder International Small-Cap Fund, effective December 30, 2008;

WHEREAS, on December 29, 2008, the Munder Small-Mid Cap 130/30 Fund was liquidated;
WHEREAS, on January 26, 2009, the Munder Tax-Free Money Market Fund was liquidated;

WHEREAS, on March 24, 2009, the Munder S&P MidCap Index Equity Fund and Munder S&P SmallCap Index Equity Fund were liquidated;

WHEREAS, on March 25, 2009, the Munder Mid-Cap Value Fund was liquidated;

WHEREAS, on March 27, 2009, the Munder Small-Mid Cap Fund was merged with and into the Munder Mid-Cap Core Growth Fund;

WHEREAS, on April 30, 2009, each of the Munder Cash Investment Fund, Institutional Money Market Fund and Liquidity Money Market Fund was liquidated;

WHEREAS, the October 31, 2009 update to the Funds' registration statements did not include Class K and/or Class R shares for several Funds;

WHEREAS, on December 23, 2009, the Munder Multi-Cap Growth Fund was liquidated;

WHEREAS, effective January 1, 2010, the Board of Trustees of MST approved a change in the name of the Munder Internet Fund to the Munder Growth Opportunities Fund;

WHEREAS, on April 23, 2010, the Munder Technology Fund was merged with and into the Munder Growth Opportunities Fund;

WHEREAS, on February 15, 2011, the Board of Trustees of MST ratified and approved the addition of two new series of MST, namely the Munder Integrity Mid-Cap Value Fund, which will offer Class A and Class Y shares, and the Munder Integrity Small/Mid-Cap Value Fund, which will offer Class A and Class Y shares;

WHEREAS, on April 8, 2011, each of the Munder Energy Fund and the Munder Healthcare Fund, the sole portfolio of Munder Series Trust II, was merged with and into the Munder Growth Opportunities Fund;

WHEREAS, on May 13, 2011, the Munder Small-Cap Value Fund was renamed the Munder Veracity Small-Cap Value Fund;

WHEREAS, on May 25, 2011, the Munder Tax-Free Short & Intermediate Bond Fund was liquidated;

WHEREAS, on September 16, 2011, the Munder Large-Cap Growth Fund was merged with and into the Munder Growth Opportunities Fund;

WHEREAS, on October 14, 2011, the Munder Asset Allocation Fund - Balanced was liquidated;

WHEREAS, on December 7, 2012, the Munder International Equity Fund was merged with and into the Munder International Fund-Core Equity; and

WHEREAS, on March 25, 2013, the Munder Large-Cap Value Fund was liquidated; and

WHEREAS, on May 14, 2013, the Board of Trustees of MST ratified and approved the addition of a new series of MST, namely the Munder Emerging Markets Small-Cap Fund, which will offer Class A, Class R6 and Class Y shares.

NOW, THEREFORE, the Combined Plan as adopted is hereby amended and restated, in accordance with Rule 12b-1 under the 1940 Act (if applicable) to update the exhibits to the Combined Plan to reflect such changes on the following terms and conditions:

1.1	Subject to the limitations on the payment of asset-based sales charges set forth in Section 2830 of the Conduct Rules of the Financial Industry Regulatory Authority ("FINRA"), as amended from time to time, each Fund shall pay to the Distributor, or pay directly to a Service Organization, an aggregate fee for distribution-related activities ("Distribution Fee") at the annualized rate specified in the table below provided that:

(a)	Up to 0.25% of the average daily net asset value of such class of shares of each Fund ("25 basis points") shall be used as a service fee ("Service Fee") as defined by Section 2830 of the Conduct Rules, and
(b)	Not more than the amount in excess of the 25 basis points may be used for general distribution purposes (including but not limited to commission payments to broker-dealers, advertising, sales literature and other forms of marketing activities, functions and expenses).

Fund Shares			      Distribution Fee Annual Rate (based on the
				      average daily net asset value of the
				      specified class of shares of each Fund)

Class A of the Funds listed on
Exhibit A					0.25%
Class B of the Funds listed on
Exhibit B					1.00%
Class C of the Funds listed on
Exhibit C					1.00%
Class R of the Funds listed on
Exhibit R					1.00%

1.2	Each Fund shall pay directly to a Service Organization, an aggregate fee for shareholder services ("Shareholder Servicing Fee") at an annualized rate of up to the amount specified in the table below:

Fund Shares		Shareholder Servicing Annual Fee Rate (based on
			the average daily net asset value of the specified class of shares of each Fund)

Class K				0.25%

2.	The Distribution Fee, Service Fee and Shareholder Servicing Fee each shall be calculated and accrued daily and paid at such intervals as the Board of Trustees of MST shall determine, subject to applicable Conduct Rules of FINRA and any applicable rules or regulations of the SEC.

3.	Payments under this Combined Plan for each Fund and its classes of shares are not tied exclusively to actual distribution and/or service fees and expenses, and the payments under this Combined Plan may exceed distribution and service expenses actually incurred.

4.	The Combined Plan shall not take effect with respect to any Fund or class of shares thereof until it, with any related agreements, has been approved by votes of a majority of both (a) the Trustees of MST and (b) those Trustees of MST who are not "interested persons" of MST (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the "Rule 12b-1 Trustees"), cast in person at a meeting (or meetings) called for the purpose of voting on this Combined Plan and such related agreements.

5.	The Combined Plan shall continue in full force and effect as to each
Fund and any classes of shares of each of the Funds listed on the attached Exhibits, as may be amended and supplemented from time to time, for so long as such continuance is specifically approved at least annually in the manner provided in paragraph 4 hereof for initial approval of this Combined Plan.

6.	The Distributor shall provide to the Trustees of MST, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

7.	The Combined Plan may be terminated as to any Fund or any class thereof at any time, without payment of any penalty, by the vote of the Trustees of MST, by the vote of a majority of the Rule 12b-1 Trustees, or by the vote of a majority of the outstanding voting securities of any Fund or the applicable class thereof.

8.	The Combined Plan may not be amended to increase materially the amount to be spent for distribution unless such amendment is approved by the shareholders of the relevant Fund or Funds or the applicable class or classes thereof in the manner provided in the 1940 Act, and no material amendment to this Combined Plan shall be made unless approved in the manner provided in paragraph 4 hereof for initial approval and annual renewal of this Combined Plan.

9.	While this Combined Plan is in effect, the selection and nomination of
Trustees who are not interested persons (as defined in the 1940 Act) of MST shall be committed to the discretion of the Trustees who are not such interested persons.

10.	MST shall preserve copies of this Combined Plan and any related agreements and all reports made pursuant to paragraph 6 hereof, for a period of not less than six (6) years, any such agreement or any such report, as the case may be, the first two (2) years in an easily accessible place.

May 14, 2013
Exhibit A
CLASS A SHARES

Munder Series Trust
Fund		      Date of Board     	  Date of
		      Approval	  		  Amendments
Amendments
Bond Fund	      2/11/03	         6/13/03, 8/18/03, 10/31/03, 2/25/05,
					 5/17/05, 8/12/05, 3/17/06, 8/14/07,
					 6/30/08, 12/30/08, 1/26/09, 3/27/09,
					 5/1/09, 12/23/09, 4/23/10, 5/16/11,
					 10/17/11, 12/10/12; 3/26/13; 5/14/13

Emerging Markets
Small-Cap Fund	      5/14/13

Growth Opportunities
Fund		      8/12/03		 10/31/03, 2/25/05, 5/17/05, 8/12/05,
					 3/17/06, 5/18/06, 8/14/07, 6/30/08,
					 12/30/08, 1/26/09, 3/27/09, 5/1/09,
					 12/23/09, 4/23/10, 5/16/11, 10/17/11,
					 12/10/12; 3/26/13; 5/14/13

Index 500 Fund	      2/11/03		 6/13/03, 8/18/03, 10/31/03, 2/25/05,
					 5/17/05, 8/12/05, 3/17/06, 5/18/06,
					 8/14/07, 6/30/08, 12/30/08, 1/26/09,
					 3/27/09, 5/1/09, 12/23/09, 4/23/10,
					 5/16/11, 10/17/11, 12/10/12; 3/26/13;
					 5/14/13

Integrity Mid Cap
Value Equity Fund     5/16/11		 10/17/11, 12/10/12; 3/26/13; 5/14/13

Integrity Small/Mid
Cap Value Equity Fund 5/16/11		 10/17/11, 12/10/12; 3/26/13; 5/14/13

International
Fund-Core Equity      8/14/07		 6/30/08, 12/30/08, 1/26/09, 3/27/09,
					 5/1/09, 12/23/09, 4/23/10, 5/16/11,
					 10/17/11, 12/10/12; 3/26/13; 5/14/13
International
Small-Cap Fund        8/14/07	  	 6/30/08, 12/30/08, 1/26/09, 3/27/09,
					 5/1/09, 12/23/09, 4/23/10, 5/16/11,
					 10/17/11, 12/10/12; 3/26/13; 5/14/13

Micro-Cap Equity
Fund		      8/12/03		 10/31/03, 2/25/05, 5/17/05, 8/12/05,
					 3/17/06, 5/18/06, 8/14/07, 6/30/08,
					 12/30/08, 1/26/09, 3/27/09, 5/1/09,
					 12/23/09, 4/23/10, 5/16/11, 10/17/11,
					 12/10/12; 3/26/13; 5/14/13

Mid-Cap Core
Growth Fund           2/11/03		 6/13/03, 8/18/03, 10/31/03, 2/25/05,
					 5/17/05, 8/12/05, 3/17/06, 5/18/06,
					 8/14/07, 6/30/08, 12/30/08, 1/26/09,
					 3/27/09, 5/1/09, 12/23/09, 4/23/10,
					 5/16/11, 10/17/11, 12/10/12; 3/26/13;
					 5/14/13

Veracity Small-Cap
Value Fund	      2/11/03		 6/13/03, 8/18/03, 10/31/03, 2/25/05,
					 5/17/05, 8/12/05, 3/17/06, 5/18/06,
					 8/14/07, 6/30/08, 12/30/08, 1/26/09,
					 3/27/09, 5/1/09, 12/23/09, 4/23/10,
					 5/16/11, 10/17/11, 12/10/12; 3/26/13;
					 5/14/13


March 26, 2013
Exhibit B
CLASS B SHARES

Munder Series Trust 	Date of Board    	  Date of
Fund			Approval	 	  Amendments

Bond Fund		2/11/03		6/13/03, 10/31/03, 2/25/05, 5/17/05,
					8/12/05, 3/17/06, 5/18/06, 8/14/07,
					6/30/08, 3/27/09, 5/1/09, 12/23/09,
					4/23/10, 5/16/11, 10/17/11, 12/10/12;
					3/26/13
Growth Opportunities
Fund			8/12/03		10/31/03, 2/25/05, 5/17/05, 8/12/05,
					3/17/06, 5/18/06, 8/14/07, 6/30/08,
					3/27/09, 5/1/09, 12/23/09, 4/23/10,
					5/16/11, 10/17/11, 12/10/12; 3/26/13
Index 500 Fund		2/11/03		6/13/03, 10/31/03, 2/25/05, 5/17/05,
					8/12/05, 3/17/06, 5/18/06, 8/14/07,
					6/30/08, 3/27/09, 5/1/09, 12/23/09,
					4/23/10, 5/16/11, 10/17/11, 12/10/12;
					3/26/13

Micro-Cap Equity Fund	8/12/03		10/31/03, 2/25/05, 5/17/05, 8/12/05,
					3/17/06, 5/18/06, 8/14/07, 6/30/08,
					3/27/09, 5/1/09, 12/23/09, 4/23/10,
					5/16/11, 10/17/11, 12/10/12; 3/26/13
Mid-Cap Core Growth
Fund  			2/11/03		6/13/03, 10/31/03, 2/25/05,5/17/05,
					8/12/05, 3/17/06, 5/18/06, 8/14/07,
					6/30/08, 3/27/09, 5/1/09, 12/23/09,
					4/23/10, 5/16/11, 10/17/11, 12/10/12;
					3/26/13

Veracity Small-Cap
Value Fund		2/11/03		6/13/03, 10/31/03, 2/25/05, 5/17/05,
					8/12/05, 3/17/06, 5/18/06, 8/14/07,
					6/30/08, 3/27/09, 5/1/09, 12/23/09,
					4/23/10, 5/16/11, 10/17/11, 12/10/12;
					3/26/13

March 26, 2013
Exhibit C
CLASS C SHARES

Munder Series Trust	Date of Board	 	 Date of
Fund			Approval		 Amendments

Bond Fund		2/11/03		6/13/03, 10/31/03, 2/25/05, 5/17/05,
					8/12/05, 3/17/06, 5/18/06, 8/14/07,
					6/30/08, 12/30/08, 3/27/09, 5/1/09,
					12/23/09, 4/23/10, 5/16/11, 10/17/11,
					12/10/12; 3/26/13

Growth Opportunities
Fund 			8/12/03		10/31/03, 2/25/05, 5/17/05, 8/12/05,
					3/17/06, 5/18/06, 8/14/07, 6/30/08,
					12/30/08, 3/27/09, 5/1/09, 12/23/09,
					4/23/10, 5/16/11, 10/17/11, 12/10/12;
					3/26/13

International
Fund-Core Equity	8/14/07		6/30/08, 12/30/08, 3/27/09, 5/1/09,
					12/23/09, 4/23/10, 5/16/11, 10/17/11,
					12/10/12; 3/26/13

International
Small-Cap Fund		8/14/07		6/30/08, 12/30/08, 3/27/09, 5/1/09,
					12/23/09, 4/23/10, 5/16/11, 10/17/11,
					12/10/12; 3/26/13

Micro-Cap Equity
Fund			8/12/03		10/31/03, 2/25/05, 5/17/05, 8/12/05,
					3/17/06, 5/18/06, 8/14/07, 6/30/08,
					12/30/08, 3/27/09, 5/1/09, 12/23/09,
					4/23/10, 5/16/11, 10/17/11, 12/10/12;
					3/26/13

Mid-Cap Core Growth
Fund			9/30/03		10/31/03, 2/25/05, 5/17/05, 8/12/05,
					3/17/06, 5/18/06, 8/14/07, 6/30/08,
					12/30/08, 3/27/09, 5/1/09, 12/23/09,
					4/23/10, 5/16/11, 10/17/11, 12/10/12;
					3/26/13

Veracity Small-Cap
Value Fund		2/11/03		6/13/03, 10/31/03, 2/25/05, 5/17/05,
					8/12/05, 3/17/06, 5/18/06, 8/14/07,
					6/30/08, 12/30/08, 3/27/09, 5/1/09,
					12/23/09, 4/23/10, 5/16/11, 10/17/11,
					12/10/12; 3/26/13

March 26, 2013
Exhibit K
CLASS K SHARES

Munder Series Trust  	Date of Board		Date of
Fund			Approval		Amendments


Bond Fund		2/11/03		6/13/03, 10/31/03, 2/25/05, 5/17/05,
					8/12/05, 9/26/05, 3/17/06, 5/18/06,
					8/14/07, 6/30/08, 12/30/08, 3/27/09,
					5/1/09, 12/23/09, 5/16/11, 10/17/11,
					12/10/12; 3/26/13

Index 500 Fund		2/11/03		6/13/03, 10/31/03, 2/25/05, 5/17/05,
					8/12/05, 9/26/05, 3/17/06, 5/18/06,
					8/14/07, 6/30/08, 12/30/08, 3/27/09,
					5/1/09, 12/23/09, 5/16/11, 10/17/11,
					12/10/12; 3/26/13

Micro-Cap Equity Fund	8/12/03		10/31/03, 2/25/05, 5/17/05, 8/12/05,
					9/26/05, 3/17/06, 5/18/06, 8/14/07,
					6/30/08, 12/30/08, 3/27/09, 5/1/09,
					12/23/09, 5/16/11, 10/17/11, 12/10/12;
					3/26/13

Mid-Cap Core Growth
Fund			2/11/03		6/13/03, 10/31/03, 2/25/05, 5/17/05,
					8/12/05, 9/26/05, 3/17/06, 5/18/06,
					8/14/07, 6/30/08, 12/30/08, 3/27/09,
					5/1/09, 12/23/09, 5/16/11, 10/17/11,
					12/10/12; 3/26/13

Veracity Small-Cap
Value Fund		2/11/03		6/13/03, 10/31/03, 2/25/05, 5/17/05,
					8/12/05, 9/26/05, 3/17/06, 5/18/06,
					8/14/07, 6/30/08, 12/30/08, 3/27/09,
					5/1/09, 12/23/09, 5/16/11, 10/17/11,
					12/10/12; 3/26/13

March 26, 2013
Exhibit R
CLASS R SHARES

Munder Series Trust	Date of Board		Date of
Fund			Approval		Amendments


Index 500 Fund		8/12/03		10/31/03, 2/25/05, 5/17/05, 8/12/05,
					3/17/06, 5/18/06, 8/14/07, 6/30/08,
					12/30/08, 3/27/09, 5/1/09, 12/23/09,
					5/16/11; 3/26/13

Growth Opportunities
Fund			8/12/03		10/31/03, 2/25/05, 5/17/05, 8/12/05,
					3/17/06, 5/18/06, 8/14/07, 6/30/08,
					12/30/08, 3/27/09, 5/1/09, 5/16/11;
					3/26/13

Micro-Cap Equity
Fund			8/12/03		10/31/03, 2/25/05, 5/17/05, 8/12/05,
					3/17/06, 5/18/06, 8/14/07, 6/30/08,
					12/30/08, 3/27/09, 12/23/09, 5/16/11;
					3/26/13

Mid-Cap Core Growth
Fund			8/12/03		10/31/03, 2/25/05, 5/17/05, 8/12/05,
					3/17/06, 5/18/06, 8/14/07, 6/30/08,
					12/30/08, 3/27/09, 5/1/09, 12/23/09,
					5/16/11; 3/26/13

Veracity Small-Cap
Value Fund		8/12/03		10/31/03, 2/25/05, 5/17/05, 8/12/05,
					3/17/06, 5/18/06, 8/14/07, 6/30/08,
					12/30/08, 3/27/09, 5/1/09, 12/23/09,
					5/16/11; 3/26/13